77Q1(a)(1)

Articles of Amendment of American Century Quantitative Equity Funds  dated  September 7, 2011, Filed as Exhibit 99 (a)(19) to Form 485B  Post-Effective  Amendment No. 60 to  the  Registrant's  Registration  Statement  filed  on  Form  N-1A  10/28/11, effective 10/31/11, and incorporated herein by reference.